UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2015

Triumph Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-36722	20-0477066
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12700 Park Central Drive, Suite 1700 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

(214) 365-6900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Triumph Bancorp, Inc. (the “Company”) held on May 7, 2015, stockholders voted on the following matters:

(1)	To re-elect the three Class I Directors of the Company for a three-year term that will expire at the 2018 Annual Meeting of Stockholders. Final voting results were as follows:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Aaron P. Graft	12,435,951	58,470	1,200,147
Robert Dobrient	12,441,993	52,428	1,200,147
Maribess L. Miller	12,444,730	49,691	1,200,147

(2)	To ratify the appointment of Crowe Horwath LLP as our independent registered public accounting firm for the current fiscal year. Final voting results were as follows:

Votes For	13,691,871
Votes Against	1,597
Abstentions	1,100

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH BANCORP, INC.

Date: May 7, 2015	By:	/s/ Adam D. Nelson
		Name:	Adam D. Nelson
		Title:	Senior Vice President & General Counsel

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